INDEPENDENT AUDITORS' CONSENT







The Board of Directors
H.F. Ahmanson & Company

We consent to the use of our reports incorporated herein by reference in the Registration Statement.




                                          KPMG Peat Marwick


Los Angeles, California
May 10, 1994